Exhibit 23
                                   ----------




                          INDEPENDENT AUDITORS' CONSENT






Nevada Chemicals, Inc.


         We hereby consent to the incorporation by reference of our report dated February 5, 2003, appearing in this Form 10-K of Nevada Chemicals, Inc., in the Registration Statement No. 333-30733 of Nevada Chemicals Inc. (formerly Mining Services International Corporation) filed on July 3, 1997 on Form S-8.


                                  TANNER + CO.



Salt Lake City, Utah
March 17, 2003